EXHIBIT 10.20
AMENDMENT ONE TO THE IRWIN FINANCIAL CORPORATION
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN FOR
[NAMED EXECUTIVE]
     THIS AMENDMENT NUMBER ONE is hereby executed on behalf of Irwin Financial Corporation (“Company”), effective January 31, 2009.
     Effective as of April 25, 2002, the Irwin Financial Corporation Board of Directors established a supplemental executive retirement plan for [NAMED EXECUTIVE], to provide upon his retirement certain company-provided benefits that are not provided under the Irwin Financial Corporation Employees’ Pension Plan (“Pension Plan”) due to the limitations imposed by Sections 415 and 401(a)(17) of the Internal Revenue Code.
     The original supplemental executive retirement plan was most recently amended and restated, effective January 1, 2005, to freeze the plan as it existed as of December 31, 2004 and to simultaneously establish a new deferred compensation plan (the “Plan”) to provide for the accrual of benefits on and after January 1, 2005 in the same manner as those benefits accrued prior to the freezing of the original plan.
     Effective January 31, 2009, the Irwin Financial Corporation Board of Directors resolved to freeze the accrual of benefits under the Pension Plan, as well as to freeze the accrual of additional benefits under the supplemental executive retirement plans, including the Plan.
     Pursuant to Section Five of the Plan, the Plan may be wholly or partially amended or otherwise modified at any time by the Board of Directors of the Company, and the Plan may be terminated at any time by the Board of Directors of the Company, provided that no amendment to or termination of the Plan shall impair any rights to benefits which have accrued under the Plan.
     The Company desires to amend the individual SERP agreements, including the Plan, to provide that supplement retirement benefits accrued under the Plan shall be frozen as of January 31, 2009 and no additional supplemental retirement benefits shall accrue after January 31, 2009.
     The Plan is hereby amended effective January 31, 2009, as follows:
     1. The definition of Supplemental Benefit contained in Section 1.12 shall be amended to be and read as follows:
“1.12	‘Supplemental Benefit’ means, to the extent vested and to the extent that such amounts have not been forfeited pursuant to Section Two below, the excess, if any, of (i) the accrued benefit which would have been payable to, or with respect to, a Participant under the Pension Plan if the amount of such accrued benefit were calculated without giving effect to the limitations on compensation and benefits under Code Sections 415 and 401(a)(17), and (ii) the Participant’s Regular Benefit; provided however, that no Supplemental Benefit shall accrue after January 31, 2009.”
     2. In all other respects, the Plan shall be and remain unchanged.
     IN WITNESS WHEREOF, this Amendment One is executed this [DATE] day of January, 2009.

IRWIN FINANCIAL CORPORATION
By:	/s/
[SIGNED BY/TITLE]

ATTEST:
/s/
[ATTESTED BY/TITLE]

Exhibit ______- AMENDMENT ONE TO THE IRWIN FINANCIAL CORPORATION SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
(Four individual agreements were entered into with each of the following named executives, with the differences in each agreement noted below.)
NAMED EXECUTIVE: Gregory F. Ehlinger
DATE SIGNED: 21
SIGNED BY/TITLE: Carrie K. Houston, First Vice President, Human Resources and Development
ATTESTED BY/TITLE: Pamela J. Price, Director, Benefits and Recognition
NAMED EXECUTIVE: Bradley J. Kime
DATE SIGNED: 21
SIGNED BY/TITLE: Carrie K. Houston, First Vice President, Human Resources and Development
ATTESTED BY/TITLE: Pamela J. Price, Director, Benefits and Recognition
NAMED EXECUTIVE: William I. Miller
DATE SIGNED: 21
SIGNED BY/TITLE: Carrie K. Houston, First Vice President, Human Resources and Development
ATTESTED BY/TITLE: Pamela J. Price, Director, Benefits and Recognition
NAMED EXECUTIVE: Matthew F. Souza
DATE SIGNED: 21
SIGNED BY/TITLE: Carrie K. Houston, First Vice President, Human Resources and Development
ATTESTED BY/TITLE: Pamela J. Price, Director, Benefits and Recognition